UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 11, 2010
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
(Address of principal executive offices)          (Zip Code)
(704) 557-4400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on May 11, 2010. The certified results of the matters voted upon at the meeting, which are more fully described in our proxy statement, are as follows:
Proposal #1 — Elect eleven directors:

			Broker
Director Name	For	Withheld	Non-Votes

J. Frank Harrison, III	44,496,294	1,691,607	861,827
H.W. McKay Belk	46,109,496	78,405	861,827
Alexander B. Cummings, Jr.	46,072,960	114,941	861,827
Sharon A. Decker	46,124,672	63,229	861,827
William B. Elmore	44,496,359	1,691,542	861,827
Deborah H. Everhart	46,098,300	89,601	861,827
Henry W. Flint	46,086,559	101,342	861,827
Ned R. McWherter	46,030,455	157,446	861,827
James H. Morgan	46,125,914	61,987	861,827
John W. Murrey, III	46,111,778	76,123	861,827
Dennis A. Wicker	46,122,709	65,192	861,827
Proposal #2 — Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2010:

			Broker
For	Against	Abstain	Non-Votes

47,001,548	39,318	8,862	0

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: May 17, 2010	BY:	/s/ James E. Harris

James E. Harris Principal Financial Officer of the Registrant and Senior Vice President and Chief Financial Officer